Exhibit 10.2

Dated 22 December 2016

AmTrust Corporate Capital Limited
AmTrust Corporate Member Limited
AmTrust Corporate Member Two Limited
ANV Corporate Name Limited
as Corporate Members

- and -

AmTrust International Insurance, Ltd.
as Account Party

- and -

AmTrust Financial Services, Inc.
as Guarantor

- and -

The Banks and Financial Institutions
Listed in Schedule 1 of the Amended Facility
Agreement
as Original Banks

- and -

ING Bank N.V., London Branch, The Bank of Nova
Scotia, London Branch and Bank of Montreal
London Branch
as Mandated Lead Arrangers

- and -

ING Bank N.V., London Branch
as Bookrunner, Agent, Issuing Bank and Security Trustee

Amendment Agreement Relating to a Credit Facility Agreement

Matter ref 1M1209/001503
Hogan Lovells International LLP
Atlantic House, Holborn Viaduct, London EC1A 2FG

THIS AGREEMENT dated December 22, 2016 is made
BETWEEN:

(1)	AMTRUST CORPORATE CAPITAL LIMITED, a company incorporated in England under registered number 08128684 whose registered office is at 2 Minster Court, Mincing Lane, London EC3R 7BB ("ACCL");

(2)	AMTRUST CORPORATE MEMBER LIMITED, a company incorporated in England under registered number 03621278 whose registered office is at 1 Great Tower Street, London EC3R 5AA ("ACML");

(3)	AMTRUST CORPORATE MEMBER TWO LIMITED, a company incorporated in England under registered number 05264527 whose registered office is at 1 Great Tower Street, London EC3R 5AA ("ACM2L");

(4)	ANV CORPORATE NAME LIMITED, a company incorporated in England under registered number 06705037 whose registered office is at 4th floor, 1 Minster Court, Mincing Lane, London EC3R 7AA ("ANV");

(5)
AMTRUST INTERNATIONAL INSURANCE, LTD., a company incorporated in Bermuda under registered number 9551 whose registered office is at 7 Reid Street, Suite 400, Hamilton HM11, Bermuda (the "Account Party");

(6)	AMTRUST FINANCIAL SERVICES, INC., a corporation organised under the laws of Delaware whose registered office is at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808 (the "Guarantor");

(7)	THE BANKS AND FINANCIAL INSTITUTIONS LISTED IN SCHEDULE 1 OF THE AMENDED FACILITY AGREEMENT (the "Original Banks");

(8)	ING BANK N.V., LONDON BRANCH, as Bookrunner;

(9)	ING BANK N.V., LONDON BRANCH, THE BANK OF NOVA SCOTIA, LONDON BRANCH AND BANK OF MONTREAL, LONDON BRANCH as Mandated Lead Arrangers (the "Lead Arrangers");

(10)	ING BANK N.V., LONDON BRANCH, as Agent;

(11)	ING BANK N.V., LONDON BRANCH, as Issuing Bank; and

(12)	ING BANK N.V., LONDON BRANCH, as Security Trustee.
WHEREAS

(A)
By a letter of credit facility agreement dated 26 November 2013, as amended and restated from time to time and most recently on 3 November 2016 (the "Facility Agreement") and made between the Parties, the Banks agreed to provide a letter of credit facility of up to £515,000,000 to provide Funds at Lloyd's on behalf of the Corporate Members to support their underwriting at Lloyd's of London.

(B)
The Parties now wish to amend the Facility Agreement in accordance with the terms of this Agreement in order to (i) reflect the fact that ING will hold all of the Collateral in the ING Deposit Accounts, and the Scotia Deposit Accounts will no longer be used or required, and (ii) include an additional exception to clause 14.2(s) (Indebtedness) and clause 14.2(p) (Negative Pledge).

IT IS AGREED

1.	DEFINITIONS AND INTERPRETATION

1.1	Words and expressions defined in the Facility Agreement have the same meaning in this Agreement unless otherwise defined herein.

1.2	In this Agreement:
"Amendment Effective Date" means the date of this Agreement;
"Amended Facility Agreement" means the Facility Agreement as amended by this Agreement;
"Facility Agreement" has the meaning given in Recital (A) above; and
"Party" means each party to this Agreement.

1.3	The provisions of clauses 1.2 to 1.9 of the Amended Facility Agreement shall apply to this Agreement as if references therein to "this Agreement" were references to this Agreement.

1.4	From the Amendment Effective Date, any reference in any Finance Document to the Facility Agreement shall be read and construed for all purposes as a reference to the Amended Facility Agreement.

2.	AMENDMENT

2.1
With effect from the Amendment Effective Date, the definition of "Deposit Accounts" set out in clause 1.1 (Definitions) of the Facility Agreement shall be deleted and replaced with the following wording:

"Deposit Accounts" means the ING Deposit Accounts and "Deposit Account" means any one of them.

2.2	With effect from the Amendment Effective Date, the definition of "Scotia Deposit Accounts" set out in clause 1.1 (Definitions) of the Facility Agreement shall be deleted in its entirety.

2.3	With effect from the Amendment Effective Date, clause 10.1(b) (Account Party to open Deposit Accounts) of the Facility Agreement shall be deleted in its entirety.

2.4	With effect from the Amendment Effective Date, clause 10.3 (Deposit Accounts to be funded on a pro rate basis and in specified currency) of the Facility Agreement shall be deleted and replaced with:
"10.3     Collateral to be held in ING Deposit Accounts
Each of the Account Party and the Guarantor (as applicable) shall take steps as shall be necessary to ensure that the Required Collateral Amount is deposited in the ING Deposit Accounts."

2.5
With effect from the Amendment Effective Date, clause 14.2(s) (Indebtedness) of the Facility Agreement is amended to delete the “and” at the end of subsection (xxxii) thereof, replace the period at the end of subsection (xxxiii) with “; and” and insert a new subsection (xxxiv) therein as follows:

(xxxiv)     Indebtedness of Regulated Insurance Companies owing to the Federal Home Loan Bank in an aggregate principal amount not exceeding $500,000,000 at any time outstanding.

2.6
With effect from the Amendment Effective Date, clause 14.2(p)(iii) (Negative Pledge) of the Facility Agreement is amended to delete the “or” at the end of subsection (20) thereof, replace the period at the end of subsection (21) with “; or” and insert a new subsection (22) therein as follows:

(22)     Liens securing Indebtedness permitted under Clause 14.2(s)(xxxiv); provided that (i) such Liens do not at any time encumber any property other than the property of the Regulated Insurance Company that is the obligor on such Indebtedness (the “Obligor RIC”) and (ii) the collateral granted by such Obligor RIC in respect of such Liens does not exceed the maximum amount of collateral (including, without limitation, by reference to a percentage of admitted assets or capital and surplus) permitted by such Obligor RIC’s Applicable Insurance Regulatory Authority to be granted in respect of such Indebtedness owing to the Federal Home Loan Bank.

3.	REPRESENTATIONS AND WARRANTIES

3.1
Subject to Clause 3.2 of this Agreement, each Obligor represents and warrants that each of the representations and warranties set out in clauses 13.2 to 13.33 of the Amended Facility Agreement, construed as if references therein to "this Agreement" were references to this Agreement, is true and correct in all material respects (or, to the extent any such representation or warranty is qualified as to "material", "Material Adverse Change" or similar wording, in all respects) as at the Amendment Effective Date.

3.2
Each Obligor gives each representation and warranty under Clause 3.1 in respect of itself only, and only to the extent that the terms of the relevant clause make the relevant clause applicable in respect of it.

4.	CONTINUITY AND FURTHER ASSURANCE

4.1	Continuing obligations
The rights and obligations of the Parties under the Facility Agreement and the other Finance Documents shall continue in full force and effect, uninterrupted by the amendment hereunder, save insofar as they are amended hereby. In addition:

(a)
each Obligor that has granted Security pursuant to the Security Documents confirms that the Security created by the relevant Security Documents shall continue to fully secure the obligations of the relevant Obligors under the Finance Documents (including but not limited to the Amended Facility Agreement); and

(b)
the Guarantor confirms that from the Amendment Effective Date the guarantee and indemnity given by it in clause 12 (Guarantee and Indemnity) of the Facility Agreement will continue in full force and effect and will extend to all Obligations of each other Obligor under the Finance Documents (including but not limited to the Amended Facility Agreement), in each case, notwithstanding the amendment to the Facility Agreement made pursuant to this Agreement.

4.2	Prospective effect only
The amendments made hereby to the Facility Agreement shall, with effect from the Amendment Effective Date, have prospective effect only.

4.3	Actions already taken

Any action already taken and any payment already made by a party under the Facility Agreement prior to the Amendment Effective Date shall be treated as having been taken or made notwithstanding the amendment hereby, and shall not be required to be taken or made again by reason of the amendment hereby.

4.4	Further assurance
Each of the parties shall do all acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant hereto.

5.	AMENDMENTS
The parties may agree to further amendments to the Amended Facility Agreement in accordance with the terms thereof without being required to amend or terminate this Agreement.

6.	TRANSFERS
Any transfer or assignment made in accordance with the terms of the Amended Facility Agreement shall have the same effect in relation to the rights and obligations of the parties under this Agreement as it has in relation to their rights and obligations under the Amended Facility Agreement.

7.	INCORPORATION OF TERMS
The provisions of clauses 1.9 (Rights of third parties), 18.5 (Indemnity against costs), 32 (Miscellaneous), 35 (Notices) and 36.2 to 36.7 (Applicable Law and Jurisdiction) of the Amended Facility Agreement shall be incorporated into this Agreement as if set out herein and as if references therein to "this Agreement" were references to this Agreement.

8.	GOVERNING LAW
This Agreement and any contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first before written.

SIGNATURES TO AMENDMENT AGREEMENT

ACCL
SIGNED for and on behalf of )	/s/ Jeremy Cadle	Signature
AMTRUST CORPORATE )	Jeremy Cadle	PRINT NAME
CAPITAL LIMITED	Director	Job title

ACML
SIGNED for and on behalf of )	/s/ Jeremy Cadle	Signature
AMTRUST CORPORATE )	Jeremy Cadle	PRINT NAME
MEMBER LIMITED	Director	Job title

ACM2L
SIGNED for and on behalf of )	/s/ Jeremy Cadle	Signature
AMTRUST CORPORATE )	Jeremy Cadle	PRINT NAME
MEMBER TWO LIMITED	Director	Job title

ANV
SIGNED for and on behalf of )	/s/ Jeremy Cadle	Signature
ANV CORPORATE )	Jeremy Cadle	PRINT NAME
NAME LIMITED	Director	Job title

ACCOUNT PARTY
SIGNED for and on behalf of )	/s/ Chris Souter	Signature
AMTRUST INTERNATIONAL )	Chris Souter	PRINT NAME
INSURANCE, LTD.	Director, CFO, Secretary	Job title

GUARANTOR
SIGNED for and on behalf of )	/s/ Evan Greestein	Signature
AMTRUST FINANCIAL )	Evan Greenstein	PRINT NAME
SERVICES, INC.	VP, Treasurer	Job title

ORIGINAL BANKS

SIGNED for and on behalf of )	/s/ Mariette Groen	Signature
ING BANK N.V., LONDON BRANCH )	Mariette Groen	PRINT NAME
	Director	Job title

	/s/ Mike Sharman	Signature
	Mike Sharman	PRINT NAME
	Managing Director	Job title

SIGNED for and on behalf of )	/s/ NCF Petherbridge	Signature
THE BANK OF NOVA SCOTIA, )	NCF Petherbridge	PRINT NAME
LONDON BRANCH	Managing Director	Job title

	/s/ Samina Sajanial	Signature
	Samina Sajanial	PRINT NAME
	Director	Job title

SIGNED for and on behalf of )	/s/ Anthony Ebdon	Signature
BANK OF MONTREAL, LONDON BRANCH )	Anthony Ebdon	PRINT NAME
	Managing Director	Job title

	/s/ Bill Smith	Signature
	Bill Smith	PRINT NAME
	Managing Director	Job title

MANDATED LEAD ARRANGERS

SIGNED for and on behalf of )	/s/ Mariette Groen	Signature
ING BANK N.V., LONDON BRANCH )	Mariette Groen	PRINT NAME
	Director	Job title

	/s/ Mike Sharman	Signature
	Mike Sharman	PRINT NAME
	Managing Director	Job title

SIGNED for and on behalf of )	/s/ NCF Petherbridge	Signature
THE BANK OF NOVA SCOTIA, )	NCF Petherbridge	PRINT NAME
LONDON BRANCH	Managing Director	Job title

	/s/ Samina Sajanial	Signature
	Samina Sajanial	PRINT NAME
	Director	Job title

SIGNED for and on behalf of )	/s/ Anthony Ebdon	Signature
BANK OF MONTREAL, LONDON BRANCH )	Anthony Ebdon	PRINT NAME
	Managing Director	Job title

	/s/ Andy McClinton	Signature
	Andy McClinton	PRINT NAME
	Managing Director	Job title

BOOKRUNNER

SIGNED for and on behalf of )	/s/ Mariette Groen	Signature
ING BANK N.V., LONDON BRANCH )	Mariette Groen	PRINT NAME
	Director	Job title

	/s/ Mike Sharman	Signature
	Mike Sharman	PRINT NAME
	Managing Director	Job title

AGENT

SIGNED for and on behalf of )	/s/ Mariette Groen	Signature
ING BANK N.V., LONDON BRANCH )	Mariette Groen	PRINT NAME
	Director	Job title

	/s/ Mike Sharman	Signature
	Mike Sharman	PRINT NAME
	Managing Director	Job title

ISSUING BANK

SIGNED for and on behalf of )	/s/ Mariette Groen	Signature
ING BANK N.V., LONDON BRANCH )	Mariette Groen	PRINT NAME
	Director	Job title

	/s/ Mike Sharman	Signature
	Mike Sharman	PRINT NAME
	Managing Director	Job title

SECURITY TRUSTEE

SIGNED for and on behalf of )	/s/ Mariette Groen	Signature
ING BANK N.V., LONDON BRANCH )	Mariette Groen	PRINT NAME
	Director	Job title

	/s/ Mike Sharman	Signature
	Mike Sharman	PRINT NAME
	Managing Director	Job title